Exhibit 1

                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing, on behalf of each of them, of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Shares, par value $0.001, and further agree to the filing of this Agreement as an exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on
Schedule 13D.

Dated: October 6, 2005
                                          VORNADO REALTY TRUST

                                          By:  /s/ JOSEPH MACNOW
                                               -----------------
                                             Name: Joseph Macnow
                                             Title: Executive Vice President-
                                                    Finance and Administration,
                                                    Chief Financial Officer


                                          VORNADO REALTY L.P.

                                          By: VORNADO REALTY TRUST,
                                              its general partner


                                          By:  /s/ JOSEPH MACNOW
                                               -----------------
                                             Name: Joseph Macnow
                                             Title: Executive Vice President-
                                                    Finance and Administration,
                                                    Chief Financial Officer


                                          VORNADO CCA
                                          GAINESVILLE, L.L.C.

                                          By: VORNADO REALTY L.P., sole member

                                          By: VORNADO REALTY TRUST,
                                              its general partner


                                          By:  /s/ JOSEPH MACNOW
                                               -----------------
                                             Name: Joseph Macnow



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                                          VORNADO INVESTMENTS LLC

                                          By: VORNADO REALTY L.P., sole member

                                          By: VORNADO REALTY TRUST,
                                              its general partner


                                          By:  /s/ JOSEPH MACNOW
                                               -----------------
                                             Name: Joseph Macnow
                                             Title: Executive Vice President-
                                                    Finance and Administration,
                                                    Chief Financial Officer